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     As filed with the Securities and Exchange Commission on July 3, 1997.


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): June 21, 1997


                            EXCEL REALTY TRUST, INC.
             (Exact Name of Registrant as Specified in its Charter)


          MARYLAND                      1-12244                 33-0160389
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)


   16955 VIA DEL CAMPO, SUITE 100
       SAN DIEGO, CALIFORNIA                                       92127
(Address of Principal Executive Offices)                        (Zip Code)


                                 (619) 485-9400
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

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        This Current Report on Form 8-K is filed by Excel Realty Trust, Inc., a Maryland corporation (the "Company"), in connection with the matters described herein.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On June 21, 1997, the Company and Excel Realty Partners, L.P. ("ERP"), a Delaware limited partnership of which the Company is the sole general partner, acquired interests in nine (9) shopping centers (the "Shopping Centers") from entities owned or controlled by Albert B. Glickman.

        Four (4) of the Shopping Centers (the "Contributed Centers") were contributed to ERP in consideration for the issuance of ERP limited partnership units ("Units") and ERP's assumption of existing indebtedness. Briggsmore Plaza Co., a California partnership, contributed Briggsmore Plaza, a shopping center located in Modesto, California having approximately 96,800 square feet of gross leasable area, to ERP for consideration valued at approximately $5,530,000, which was comprised of the issuance of 158,705 Units (valued at $25.00/Unit) and the assumption of a 8.3% fixed rate mortgage having a principal balance of approximately $1,560,000. G & H Associates, a California partnership, contributed Kietzke Plaza, a shopping center located in Reno, Nevada having approximately 165,280 square feet of gross leasable area, to ERP for consideration valued at approximately $10,340,000, which was comprised of the issuance of 413,405 Units (valued at $25.00/Unit). Montebello Plaza Co., a California partnership, contributed Montebello Plaza, a shopping center located in Montebello, California having approximately 286,440 square feet of gross leasable area, to ERP for consideration valued at approximately $22,210,000, which was comprised of the issuance of 494,116 Units (valued at $25.00/Unit), the assumption of a 8.6% fixed rate mortgage having a principal balance of approximately $9,560,000, and the assumption of a 7.5% fixed rate mortgage having a principal balance of approximately $290,000. Paradise Plaza Co., a California partnership, contributed Paradise Plaza, a shopping center located in Paradise, California having approximately 198,560 square feet of gross leasable area, to ERP for consideration valued at approximately $4,730,000, which was comprised of the issuance of approximately 70,739 Units (valued at $25.00/Unit) and the assumption of a 9.2% fixed rate mortgage having a principal balance of approximately $2,960,000.

        Certain of the Units issued in consideration for the contribution of the Contributed Centers are immediately convertible into cash, and the balance of the Units issued are redeemable for cash or common stock of the Company (at the Company's election) commencing in September of 1999. In addition, the transferors of the Contributed Centers may be entitled to receive additional Units based on future leasing activity at the Contributed Centers.

        The Company purchased two (2) of the Shopping Centers (the "Purchased Centers") for cash. Coachella Plaza, a shopping center located in Coachella, California having approximately 11,180 square feet of gross leasable area, was purchased from Anacapa-Coachella Plaza Co., a California partnership, for approximately $1,350,000. Carmen Plaza, a shopping center located in Camarillo, California having approximately 128,900 square feet of gross leasable area, was purchased from Carmen Plaza Co., a California partnership, for approximately $7,080,000. In addition, the sellers of the Purchased Centers may be entitled to receive additional cash based on future leasing activity. The funds used to acquire the Purchased Centers were obtained from the Company's line of credit.

        ERP acquired a leasehold interest in three (3) of the Shopping Centers (the "Master Leased Centers"). ERP leased Bakersfield Plaza, a shopping center located in Bakersfield, California having approximately 213,370 square feet of gross leasable area, from The Glickman Bakersfield Community Property Trust. The term of the Bakersfield Plaza lease is thirty-four (34) years. The initial triple net monthly rental payment is $105,000. ERP leased Bristol Plaza, a shopping center located in Orange County, California having approximately 112,380 square feet of gross leasable area, from Brisplaz Co. LLC, a California limited liability company. The term of the Bristol Plaza lease is thirty-four
(34) years. The initial triple net monthly rental payment is $63,000. ERP leased Cudahy Plaza, a shopping center located in Los Angeles, California having approximately 145,670 square feet of gross leasable area, from Cudahy Plaza Co. LLC, a California limited liability company. The term of the Cudahy Plaza lease is thirty-four (34) years. The initial triple net monthly rental payment is $33,000. The initial triple net rent at each of the Master Leased Centers is subject to increase based on future leasing activity. In addition, the Company has purchased the option to acquire fee title to the Master Leased Centers, exercisable at various times during the terms of the respective leases.

        In connection with the acquistion of the Shopping Centers, the Company and ERP also incurred certain transaction costs that will be allocated among and capitalized into the values of the Shopping Centers. These costs are not reflected in the above values for each of the Shopping Centers.

        In assessing the acquisition, purchase or lease, as the case may be, of each of the Shopping Centers, the Company and ERP considered, among other factors, the location and occupancy rate of each of the Shopping Centers, the quality of the tenants (including the tenants' credit quality), comparative rents, and the competition in each Shopping Center's respective area. The Company and ERP also assessed potential expenses associated with owning or leasing, and operating, the Shopping Centers, including, among other factors, estimated maintenance expenses, capital improvements costs and other operating expenses.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)  Report of Squire and Company, PC.

        (b)  Financial Statements of Property Acquired.

             Historical Summaries of Operating Revenues and Direct Operating Expenses for the selected properties acquired by Excel Realty Trust, Inc. for the year ended December 31, 1996.

        (c)  Pro Forma Financial Information.

             Unaudited Pro Forma Condensed Consolidated Statements of Income and Balance Sheet of Excel Realty Trust, Inc. as of March 31, 1997 and for year ended December 31, 1996.

        (d)  Exhibits.

        10.01 Contribution Agreement dated as of June 20, 1997, among Excel Realty Partners, L.P., a Delaware limited partnership, Briggsmore Plaza Co., a California partnership, G & H Associates, a California partnership, Montebello Plaza Co., a California partnership, and Paradise Plaza Co., a California partnership.

        23.01 Consent of Squire and Company, PC.

        99.01 Historical Summaries of Operating Revenues and Direct Operating Expenses for the selected properties acquired by Excel Realty Trust, Inc. for the year ended December 31, 1996.

        99.02 Unaudited Pro Forma Condensed Consolidated Statements of Income and Balance Sheet of Excel Realty Trust, Inc. as of March 31, 1997 and for year ended December 31, 1996.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 3, 1997                   EXCEL REALTY TRUST, INC.


                                         By: /s/ RICHARD B. MUIR
                                            ---------------------------------
                                            Richard B. Muir
                                            Executive Vice President
                                            and Secretary






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                                 EXHIBIT INDEX

 EXHIBIT NO.                                                           PAGE
 ----------                                                            ----

 10.01       Contribution Agreement dated as of June 20, 1997,
             among Excel Realty Partners, L.P., a Delaware limited partnership, Briggsmore Plaza Co., a California partnership, G & H Associates, a California
             partnership, Montebello Plaza Co., a California
             partnership, and Paradise Plaza Co., a California
             partnership.............................................   5

 23.01       Consent of Squire and Company, PC.......................  35

 99.01 Historical Summaries of Operating Revenues and Direct Operating Expenses for the selected properties acquired by Excel Realty Trust, Inc. for the
             year ended December 31, 1996............................  36

 99.02       Unaudited Pro Forma Condensed Consolidated Statements
             of Income and Balance Sheet of Excel Realty Trust, Inc.
             as of March 31, 1997 and for year ended
             December 31, 1996.......................................  53




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